UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2011

CORNERWORLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128614	98-0441869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13010 Preston Road, Suite 100

Dallas, Texas 75240

(Address of principal executive offices) (zip code)

(888) 837-3910

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On September 6, 2011, CornerWorld Corporation (the “Company”) entered into Amendment No. 2 (“IUH Amendment No. 2”) to its Promissory Note with IU Holdings LP (the “IUH Note”) dated March 30, 2011.  IUH Amendment No. 2 revised the repayment schedule of the IUH Note such that principal payments were deferred by six months.  They will resume on February 29, 2012 and continue through November 30, 2013, after which point the IUH Note will be paid in its entirety.  In addition, the interest rate was lowered to 10% per annum but interest payment dates and other terms remained unchanged.  A copy of IUH Amendment No. 2 is attached hereto as Exhibit 10.1 and incorporated by reference herein. IUH is a partnership whose limited partners include friends and family of the Company’s Chief Executive Officer.

On September 6, 2011, the Company entered into Amendment No. 4 (“IUI Amendment No. 4”) to its Promissory Note with IU Investments, LLC (the “IUI Note”) dated February 23, 2009.  IUI Amendment No. 4 revised the repayment schedule of the IUI Note such that principal payments were deferred by six months.  They will resume with a $191,919 balloon payment on February 29, 2012 and continue through March 31, 2016, after which the IUI Note will be paid in its entirety.  In addition, the interest rate was lowered to 10% per annum but interest payment dates and other terms remained unchanged.  A copy of IUI Amendment No. 4 is attached hereto as Exhibit 10.2 and incorporated by reference herein. A member of the Company’s Board of Director as well as one of the selling partners of Enversa is an employee of the parent of IU Investments, LLC.

On September 6, 2011, the Company entered into Amendment No. 3 to each of its Promissory Notes dated August 27, 2008 with Internet University, Inc, LLC (“IU Note Amendment 3”) Marc Blumberg (“Blumberg Note Amendment 3”) and Marc Pickren (“Pickren Note Amendment 3”) (IU Note Amendment 3, Blumberg Note Amendment 3 and Pickren Note Amendment 3 collectively the “Amendments).  The Amendments lowered the interest rates on the IU Note, the Blumberg Note and the Pickren Note to 10% per annum but interest payment dates and other terms remained unchanged.  Copies of IU Note Amendment 3, Blumberg Note Amendment 3 and Pickren Note Amendment 3 are attached hereto as Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and incorporated by reference herein. Internet University, Inc. owns 14.0% of the Company’s currently outstanding common stock. Mr. Blumberg sits on the Company’s Board of Directors and owns 2.7% of the Company’s currently outstanding common stock. Mr. Pickren is the President of the Company and owns 3.9% of the Company’s currently outstanding common stock..

On September 6, 2011, the Company entered into Amendment No. 1 (“IU Amendment No. 1”) to its Promissory Note with Internet University, Inc. (the “IU Note”) dated March 30, 2011.  IU Amendment No. 1 revised the repayment schedule of the IUI Note such that principal payments were deferred by six months.  They will resume on February 29, 2012 and continue through October 31, 2012, after which the IU Note will be paid in its entirety.  In addition, the interest rate was lowered to 10% per annum but interest payment dates and other terms remained unchanged.  A copy of IUI Amendment No. 2 is attached hereto as Exhibit 10.6 and incorporated by reference herein. Internet University, Inc. owns 14.0% of the Company’s currently outstanding common stock.

On September 6, 2011, the Company entered into Amendment No. 1 (“Beck Amendment No. 1”) to its Promissory Note with Scott Beck (the “Beck Note”) dated March 30, 2011.  Beck Amendment No. revised the repayment schedule of the Beck Note such that principal payments were deferred by six months.  They will resume on February 29, 2012 and continue through March 31, 2014, after which point the Beck Note will be paid in its entirety.  Interest payments and other terms remained unchanged.  A copy of Beck Amendment No. 1 is attached hereto as Exhibit 10.7 and incorporated by reference herein.  Mr. Beck is the Company’s Chairman and Chief Executive Officer and owns 19.6% of the Company’s currently outstanding common stock.

On September 6, 2011, the Company entered into Amendment No. 1 (“Larabee Amendment No. 1”) to its Promissory Note with Kelly Larabee Morlan (the “Larabee Note”) dated March 30, 2011.  Larabee Amendment No. revised the repayment schedule of the Larabee Note such that principal payments were deferred by six months.  They will resume on February 29, 2012 and continue through September 30, 2012, after which point the Larabee Note will be paid in its entirety.  Interest payments and other terms remained unchanged.  A copy of Larabee Amendment No. 1 is attached hereto as Exhibit 10.8 and incorporated by reference herein.   Ms. Morlan is the Company’s secretary.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 2 to Promissory Note dated as of September 6, 2011 between CornerWorld Corporation and IU Holdings, LP
10.2	Amendment No. 4 to Promissory Note dated as of September 6, 2011 between CornerWorld Corporation and IU Investments, LLC
10.3	Amendment No. 3 to Promissory Note dated as of September 6, 2011 between CornerWorld Corporation and Internet University, Inc.
10.4	Amendment No. 3 to Promissory Note dated as of September 6, 2011 between CornerWorld Corporation and Marc Blumberg
10.5	Amendment No. 3 to Promissory Note dated as of September 6, 2011 between CornerWorld Corporation and Marc Pickren
10.6	Amendment No. 1 to Promissory Note dated as of September 6, 2011 between CornerWorld Corporation and Internet University, Inc.
10.7	Amendment No. 1 to Promissory Note dated as of September 6, 2011 between CornerWorld Corporation and Scott Beck
10.8	Amendment No. 1 to Promissory Note dated as of September 6, 2011 between CornerWorld Corporation and Kelly Larabee Morlan

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CornerWorld Corporation

Dated: September 9, 2011	By:	/s/ V. Chase McCrea III V. Chase McCrea III Chief Financial Officer